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                                                                Exhibit 10(c.2)

                               ADDENDUM TO LEASE

This Addendum to the Lease of February 2, 1990, is by and between Bernardo Gateway Partners, a California general partnership (Lessor), and Personal Computer Products, Incorporated, a Delaware corporation, herein known as PCPI (Lessee) and is made this twentieth day of January, 1995.

The parties hereby agree to amend the terms of this lease for the premises located at 10865 Rancho Bernardo Road, San Diego, California, 92127, a part of the Bernardo Gateway Project, as follows:

1. Back Rent. By signature below, receipt of a check made payable to Bernardo
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Gateway Partners in the amount of Seventeen Thousand, Five Hundred Dollars and
No Cents ($17,500.00 received January 10, 1995) and the issuance of preferred stock of PCPI in the amount of Two Hundred Sixty-Eight Thousand Dollars ($268,000.00) the parties agree to payment in full of all past due monetary obligations with respect to the back rent owed by PCPI.

2. Agreement to Pay Rent. Commencing January 1, 1995, Lessor agrees to monthly
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base rental payments from PCPI for the leased premises in the amount of Eleven
Thousand, Five Hundred Dollars ($11,500.000) per month for the balance of the term of the existing lease.

3. Agreement to Vacate. PCPI agrees to vacate the premises upon sixty (60) days
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notice from Lessor.

4. Terms and Conditions. All other terms and conditions of the lease dated
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February 2, 1990, shall remain in full force an effect. Substantial performance has not been bargained for; full and complete performance is required. TIME IS OF THE ESSENCE.

5. Entire Agreement. This agreement supersedes all agreements previously made by
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the parties relative to the subject matter. There are no understandings or agreements between them other than as set forth herein.

6. California Law. This agreement shall be construed in accordance with the laws
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of the State of California.

Agreed to and by:


Personal Computer Products, Inc.              Bernardo Gateway Partners

By:    s/Edward W. Savarese                   By:   s/William J. Brehm
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       Edward. W. Savarese                          William J. Brehm
       Chairman, President and                      General Partner
       Chief Executive Officer

Date:  January 31, 1995                       Date:  January 31, 1995

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